                                                                      EX-99.B(n)

                                   FUNDS TRUST
                                MULTI-CLASS PLAN

                                   APPENDIX A

-----------------------------------------------------------------------------------------------
                                          Maximum                                  Maximum
              Funds Trust              Initial Sales    Maximum      Maximum     Shareholder
           Multi Class Funds              Charge         CDSC       12b-1 Fee   Servicing Fee
-----------------------------------------------------------------------------------------------
1.   Asset Allocation Fund
     Class A                                5.75         1.00*        None          0.25
     Class B                                None         5.00         0.75          0.25
     Class C                                1.00         1.00         0.75          0.25
     Institutional Class                    None         None         None          0.10
-----------------------------------------------------------------------------------------------
2.   California Limited Term Tax-
     Free Fund
     Class A                                4.50         1.00*        None          0.25
     Class C                                1.00         1.00         0.75          0.25
     Institutional Class                    None         None         None          None
-----------------------------------------------------------------------------------------------
3.   California Tax-Free Fund
     Class A                                4.50         1.00*        None          0.25
     Class B                                None         5.00         0.75          0.25
     Class C                                1.00         1.00         0.75          0.25
     Institutional Class                    None         None         None          None
-----------------------------------------------------------------------------------------------
4.   California Tax-Free Money
     Market Fund
     Class A                                None         None         None          0.25
     Service Class                          None         None         None          None
-----------------------------------------------------------------------------------------------
5.   Cash Investment Money Market
     Fund
     Institutional Class                    None         None         None          None
     Service Class                          None         None         None          0.25
-----------------------------------------------------------------------------------------------
6.   Colorado Tax-Free Fund
     Class A                                4.50         1.00*        None          0.25
     Class B                                None         5.00         0.75          0.25
     Institutional Class                    None         None         None          None
-----------------------------------------------------------------------------------------------
7.   Diversified Equity Fund
     Class A                                5.75         1.00*        None          0.25
     Class B                                None         5.00         0.75          0.25
     Class C                                1.00         1.00         0.75          0.25
     Institutional Class                    None         None         None          None
-----------------------------------------------------------------------------------------------
8.   Equity Income Fund
     Class A                                5.75         1.00*        None          0.25
     Class B                                None         5.00         0.75          0.25
     Class C                                1.00         1.00         0.75          0.25
     Institutional Class                    None         None         None          None
-----------------------------------------------------------------------------------------------
9.   Equity Index Fund
     Class A                                5.75         1.00*        None          0.25
     Class B                                None         5.00         0.75          0.25
     Class O                                None         None         None          0.20
-----------------------------------------------------------------------------------------------
10.  Equity Value Fund
     Class A                                5.75         1.00*        None          0.25
     Class B                                None         5.00         0.75          0.25
     Class C                                1.00         1.00         0.75          0.25
     Institutional Class                    None         None         None          None
-----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
11.  Government Money Market Fund
     Class A                                 None     None      None     0.25
     Service Class                           None     None      None     None
--------------------------------------------------------------------------------
12.  Growth Balanced Fund
     Class A                                 5.75     1.00*     None     0.25
     Class B                                 None     5.00      0.75     0.25
     Class C                                 1.00     1.00      0.75     0.25
     Institutional Class                     None     None      None     None
--------------------------------------------------------------------------------
13.  Growth Equity Fund
     Class A                                 5.75     1.00*     None     0.25
     Class B                                 None     5.00      0.75     0.25
     Class C                                 1.00     1.00      0.75     0.25
     Institutional Class                     None     None      None     None
--------------------------------------------------------------------------------
14.  Growth Fund
     Class A                                 5.75     1.00*     None     0.25
     Class B                                 None     5.00      0.75     0.25
     Institutional Class                     None     None      None     None
--------------------------------------------------------------------------------
15.  High Yield Bond Fund
     Class A                                 4.50     1.00*     None     0.25
     Class B                                 None     5.00      0.75     0.25
     Class C                                 1.00     1.00      0.75     0.25
--------------------------------------------------------------------------------
16.  Income Fund
     Class A                                 4.50     1.00*     None     0.25
     Class B                                 None     5.00      0.75     0.25
     Institutional Class                     None     None      None     None
--------------------------------------------------------------------------------
17.  Income Plus Fund
     Class A                                 4.50     1.00*     None     0.25
     Class B                                 None     5.00      0.75     0.25
     Class C                                 1.00     1.00      0.75     0.25
--------------------------------------------------------------------------------
18.  Index Allocation Fund
     Class A                                 5.75     1.00*     None     0.25
     Class B                                 None     5.00      0.75     0.25
     Class C                                 1.00     1.00      0.75     0.25
--------------------------------------------------------------------------------
19.  Inflation-Protected Bond Fund
     Class A                                 4.50     1.00*     None     0.25
     Class B                                 None     5.00      0.75     0.25
     Class C                                 1.00     1.00      0.75     0.25
     Institutional Class                     None     None      None     None
--------------------------------------------------------------------------------
20.  Intermediate Government Income Fund
     Class A                                 4.50     1.00*     None     0.25
     Class B                                 None     5.00      0.75     0.25
     Class C                                 1.00     1.00      0.75     0.25
     Institutional Class                     None     None      None     None
--------------------------------------------------------------------------------
21.  International Equity Fund
     Class A                                 5.75     1.00*     None     0.25
     Class B                                 None     5.00      0.75     0.25
     Class C                                 1.00     1.00      0.75     0.25
     Institutional Class                     None     None      None     None
--------------------------------------------------------------------------------
22.  Large Cap Appreciation Fund
     Class A                                 5.75     1.00*     None     0.25
     Class B                                 None     5.00      0.75     0.25
     Class C                                 1.00     1.00      0.75     0.25
     Institutional Class                     None     None      None     None
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
 23.  Large Company Growth Fund
      Class A                                      5.75           1.00*           None            0.25
      Class B                                      None           5.00            0.75            0.25
      Class C                                      1.00           1.00            0.75            0.25
      Institutional Class                          None           None            None            None
---------------------------------------------------------------------------------------------------------
 24.  Limited Term Government Income Fund
      Class A                                      4.50           1.00*           None            0.25
      Class B                                      None           5.00            0.75            0.25
      Institutional Class                          None           None            None            None
---------------------------------------------------------------------------------------------------------
 25.  Mid Cap Growth Fund
      Class A                                      5.75           1.00*           None            0.25
      Class B                                      None           5.00            0.75            0.25
      Class C                                      1.00           1.00            0.75            0.25
---------------------------------------------------------------------------------------------------------
 26.  Minnesota Tax-Free Fund
      Class A                                      4.50           1.00*           None            0.25
      Class B                                      None           5.00            0.75            0.25
      Institutional Class                          None           None            None            None
---------------------------------------------------------------------------------------------------------
 27.  Money Market Fund
      Class A                                      None           None            None            0.25
      Class B                                      None           5.00            0.75            0.25
---------------------------------------------------------------------------------------------------------
 28.  National Tax-Free Fund
      Class A                                      4.50           1.00*           None            0.25
      Class B                                      None           5.00            0.75            0.25
      Class C                                      1.00           1.00            0.75            0.25
      Institutional Class                          None           None            None            None
---------------------------------------------------------------------------------------------------------
 29.  National Tax-Free Institutional Money
      Market Fund
      Institutional Class                          None           None            None            None
      Service Class                                None           None            None            0.25
---------------------------------------------------------------------------------------------------------
 30.  Outlook Today Fund
      Class A                                      5.75           1.00*           None            0.25
      Class B                                      None           5.00            0.75            0.25
      Class C                                      1.00           1.00            0.75            0.25
      Institutional Class                          None           None            None            None
---------------------------------------------------------------------------------------------------------
 31.  Outlook 2010 Fund
      Class A                                      5.75           1.00*           None            0.25
      Class B                                      None           5.00            0.75            0.25
      Class C                                      1.00           1.00            0.75            0.25
      Institutional Class                          None           None            None            None
---------------------------------------------------------------------------------------------------------
 32.  Outlook 2020 Fund
      Class A                                      5.75           1.00*           None            0.25
      Class B                                      None           5.00            0.75            0.25
      Class C                                      1.00           1.00            0.75            0.25
      Institutional Class                          None           None            None            None
---------------------------------------------------------------------------------------------------------
 33.  Outlook 2030 Fund
      Class A                                      5.75           1.00*           None            0.25
      Class B                                      None           5.00            0.75            0.25
      Class C                                      1.00           1.00            0.75            0.25
      Institutional Class                          None           None            None            None
---------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
34.  Outlook 2040 Fund
     Class A                                    5.75          1.00*         None          0.25
     Class B                                    None          5.00          0.75          0.25
     Class C                                    1.00          1.00          0.75          0.25
     Institutional Class                        None          None          None          None
-----------------------------------------------------------------------------------------------------
35.  SIFE Specialized Financial Services
     Fund
     Class A                                    5.75          1.00*         None          0.25
     Class B                                    None          5.00          0.75          0.25
     Class C                                    1.00          1.00          0.75          0.25
-----------------------------------------------------------------------------------------------------
36.  Small Cap Growth Fund
     Class A                                    5.75          1.00*         None          0.25
     Class B                                    None          5.00          0.75          0.25
     Class C                                    1.00          1.00          0.75          0.25
     Institutional Class                        None          None          None          0.10
-----------------------------------------------------------------------------------------------------
37.  Small Company Value Fund
     Class A                                    5.75          1.00*         None          0.25
     Class B                                    None          5.00          0.75          0.25
     Class C                                    1.00          1.00          0.75          0.25
     Institutional Class                        None          None          None          0.10
-----------------------------------------------------------------------------------------------------
38.  Specialized Health Sciences Fund
     Class A                                    5.75          1.00*         None          0.25
     Class B                                    None          5.00          0.75          0.25
     Class C                                    1.00          1.00          0.75          0.25
-----------------------------------------------------------------------------------------------------
39.  Specialized Technology Fund
     Class A                                    5.75          1.00*         None          0.25
     Class B                                    None          5.00          0.75          0.25
     Class C                                    1.00          1.00          0.75          0.25
-----------------------------------------------------------------------------------------------------
40.  Stable Income Fund
     Class A                                    1.50          0.50*         None          0.25
     Class B                                    None          1.50          0.75          0.25
     Institutional Class                        None          None          None          None
-----------------------------------------------------------------------------------------------------
41.  Treasury Plus Institutional Money
     Market Fund
     Institutional Class                        None          None          None          None
     Service Class                              None          None          None          0.25
-----------------------------------------------------------------------------------------------------
42.  100% Treasury Money Market Fund
     Class A                                    None          None          None          0.25
     Service Class                              None          None          None          None
-----------------------------------------------------------------------------------------------------

__________________
* Class A shares that are purchased at NAV in amounts of $1,000,000 or more have no initial sales charge and will be assessed a 1.00% CDSC (0.50% for Stable Income Fund) if they are redeemed within one year from the date of purchase, unless the dealer of record waives its commission with a Fund's approval. Class A shares purchased at NAV in amounts of less than $1,000,000 have an initial sales charge and will not be assessed a CDSC.

Adopted: March 26, 1999, as amended on October 28, 1999, May 9, 2000, July 25, 2000, December 18, 2000, February 6, 2001, May 8, 2001, August 7, 2001, November
6, 2001, May 7, 2002, August 6, 2002, and November 5, 2002.